SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):        January 30, 2001


                           Northland Cranberries, Inc.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      0-16130                         39-1583759
---------------            ---------------------                  ----------
(State or other              (Commission File                   (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


                      800 First Avenue South, P.O. Box 8020
                     Wisconsin Rapids, Wisconsin 54495-8020
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (715) 424-4444
                         (Registrant's telephone number)



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Item 7.       Financial Statements and Exhibits.
------        ---------------------------------

              (a)    Not applicable.

              (b)    Not applicable.

              (c)    Exhibits. The following exhibit is being filed herewith:

                     (99.1) Script for Speech at 2001 Annual Meeting of
                            Shareholders Held January 30, 2001.

Item 9.       Regulation FD Disclosure.
------        ------------------------

       On January 30, 2001, John Swendrowski, Chairman of the Board and Chief Executive Officer of the Northland Cranberries, Inc. (the "Company"), addressed the 2001 Annual Meeting of Shareholders of the Company. A copy of the script for that speech is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

       Certain matters discussed in this Current Report on Form 8-K are "forward-looking statements," including statements about the Company's future plans, goals and other events, which have not yet occurred. These statements are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. They can generally be identified because the context of such statements will include words such as "believes," "anticipates," "expects," or words of similar import. Whether or not these forward-looking statements will be accurate in the future will depend on certain risks and factors including risks associates with (i) the development, market share growth and continued consumer acceptance of the Company's branded juice products, including consumer acceptance of its new 27% Solution; (ii) the disposition of certain litigation related to the sale of the net assets of the Company's private label juice business; (iii) the implementation of the marketing order of the Cranberry Marketing Committee of the United States Department of Agriculture and the cranberry purchase program adopted by the United States Congress; (iv) agricultural factors affecting the Company's crop and the crop of other North American growers; (v) the Company's ability to comply with the terms and conditions of, and to satisfy its responsibilities under, its amended credit facility, with respect to which the Company is currently in default of certain covenants as well as certain principal and interest payment provisions; (vi) the Company's ability to secure additional financing and/or generate sufficient cash from operations as may be necessary to fund working capital requirements and continue as a going concern; (vii) the results of the previously announced exploration of strategic alternatives;
(viii) the results of the Company's internal organizational restructuring, including, without limitation, the results of the restructuring of certain sales and marketing functions through an agreement with Crossmark, Inc.; (ix) the Company's ability to manage its trade payables; and (x) the Company's ability to continue to meet the listing requirements of The Nasdaq National Market, including, without limitation, the requirement that its Class A Common Stock maintain a minimum bid price above $1.00 per share. Readers should consider these risks and factors and the impact they have when evaluating these forward-looking statements. These statements are based only on management's knowledge and expectations on the date of this Current Report on Form 8-K. The Company will not necessarily update these statements or other information in this Current Report on Form 8-K based on future events or circumstances.


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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORTHLAND CRANBERRIES, INC.



Date:  January 30, 2001              By: /s/ John Swendrowski
                                         ---------------------------------------
                                         John Swendrowski
                                         Chairman of the Board and
                                         Chief Executive Officer


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

                           Northland Cranberries, Inc.

                   Exhibit Index to Current Report on Form 8-K
                             Dated January 30, 2001


Exhibit
Number

(99.1) Script for Speech at 2001 Annual Meeting of Shareholders Held January 30, 2001.










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